                                                                   Exhibit 99.7



                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF FLORIDA
                            WEST PALM BEACH DIVISION

In Re:                                         Chapter 11

U.S. PLASTIC LUMBER CORP.;                     Jointly Administered Under
U.S. PLASTIC LUMBER LTD., d/b/a                Case No. 04-33579-BKC-PGH
U.S. PLASTIC LUMBER, INC. =
WORLDWIDE; THE EAGLEBROOK
GROUP, INC.; U.S. PLASTIC LUMBER
FINANCE CORPORATION; and
U.S. PLASTIC LUMBER IP
CORPORATION,
                       Debtors.                 /
------------------------------------------------

                 DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)

                                 FOR THE PERIOD

                   FROM FEBRUARY 1, 2005 TO FEBRUARY 28, 2005

Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

                                 STICHTER, RIEDEL, BLAIN & PROSSER, P.A.
                                 Counsel for Debtors
                                 Charles A. Postler (Fla. Bar #455318)
                                 110 East Madison Street, Suite 200
                                 Tampa, Florida 33602
                                 Phone: (813) 229-0144
                                 Fax:   (813) 229-1811

                                 and

                                 RICE PUGATCH ROBINSON & SCHILLER, P.A.
                                 Local Counsel for Debtors
                                 848 Brickell Avenue, Suite 1100
                                 Miami, Florida 33131
                                 Phone: (305) 379-3121
                                 Fax:   (305) 379-4119
Debtor's Address
and Telephone No.
2300 Glades Road                 By: /s/ Lisa M. Schiller
#440W                            -------------------------------------
Boca Raton, FL 33431             LISA M. SCHILLER
Phone: (561) 394-3511            Florida Bar No. 984426

MONTHLY FINANCIAL REPORT FOR BUSINESS
FOR PERIOD BEGINNING FEBRUARY 1, 2005 AND ENDING FEBRUARY 28, 2005

Case No. 04-33579 U.S. Plastic Lumber Corp.


                                                                                   Period
                                                                                  12/1-2/28        Cumulative
                                                                                 ------------      ----------
CASH ON HAND AT BEGINNING OF PERIOD                                              $         --      $  120,979

RECEIPTS
Borrowings from DIP Loan                                                                   --         675,000
Collections of A/R                                                                         --              --
Other Receipts (incl Interco with Ltd.)                                                    --       2,169,011
                                                                                 ------------      ----------
TOTAL RECEIPTS                                                                             --       2,844,011
                                                                                 ------------      ----------
TOTAL CASH AVAILABLE                                                                       --       2,964,990
                                                                                 ------------      ----------

US Trustee Quarterly Fees                                                                  --              --
Net Payroll                                                                                --         199,903
Payroll Taxes Paid                                                                         --           6,439
Sales and Use Taxes                                                                        --              --
Other Taxes                                                                                --              --
Rent                                                                                       --           7,131
Other Leases                                                                               --              --
Telephone                                                                                  --          32,762
Utilities                                                                                  --              --
Travel & Entertainment                                                                     --          24,206
Vehicle Expenses                                                                           --              --
Office Supplies                                                                            --           8,190
Advertising                                                                                --              --
Insurance - Medical/Health                                                                 --         159,586
Insurance - General Liability/Property/D&O                                                 --         800,932
Purchases of Fixed Assets                                                                  --              --
Purchases of Inventory                                                                     --              --
Manufacturing Supplies                                                                     --              --
Payments to Professionals                                                                  --             650
Repairs & Maintenance                                                                      --          10,162
Payment to Secured Creditors                                                               --              --
Bank Charges                                                                               --          16,420
Other Operating Expenses (incl Interco with Ltd.)                                          --       1,698,609
                                                                                 ------------      ----------
TOTAL CASH DISBURSEMENTS                                                                   --       2,964,990
                                                                                 ------------      ----------
ENDING CASH BALANCE                                                              $         --      $       --
                                                                                 ------------      ----------


I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.

March 29, 2005                            /s/ Steve Spitzer
                                          ------------------------------------

                                  ATTACHMENT 1

              MONTHLY ACCOUNTS RECEIVABLE AGING AND RECONCILIATION

Name of Debtor:                 US Plastic Lumber Corp       Case Number:
                           ----------------------------      04-33579 BKC-PGH

Reporting Period beginning   February 1, 2005   and ending  February 28, 2005
                            -------------------            --------------------

ACCOUNTS RECEIVABLE AT PETITION DATE:
                                     ------------------------------------------

ACCOUNTS RECEIVABLE RECONCILIATION (Include all accounts receivable, pre-petition and post-petition, including charge card sales which have not been received):

Beginning of Month Balance                              0
                                     ------------------------------------------
PLUS:  Current Month New Billings                       0
                                     ------------------------------------------
LESS:  Collection During the Month                      0
                                     ------------------------------------------
Disc/Allow                                              0
                                     ------------------------------------------
End of Month Balance                                    0
                                     ------------------------------------------

-------------------------------------------------------------------------------

AGING: (Show the total amount for each age group of accounts incurred since filing the petition)

0-30 Days        31-60 Days         61-90 Days       Over 90 Days       Total

-------------------------------------------------------------------------------



NOT APPLICABLE

                                  ATTACHMENT 3

                       INVENTORY AND FIXED ASSETS REPORT

Name of Debtor:                 US Plastic Lumber Corp       Case Number:
                           -----------------------------     04-33579 BKC-PGH

Reporting Period beginning   February 1, 2005  and ending   February 28, 2005
                            ------------------             --------------------

                                   INVENTORY REPORT

INVENTORY BALANCE PETITION DATE:                                   N/A
                                                            -------------------

INVENTORY RECONCILIATION

     Inventory Balance at Beginning of Month                        0
                                                            -------------------
     Inventory Purchased During Month (+Mrer)                       0
                                                            -------------------
     Inventory Used or Sold                                         0
                                                            -------------------
     Inventory on Hand at End of Month                              0
                                                            -------------------

METHOD OF COSTING INVENTORY:  N/A
                              --------------------------------

-------------------------------------------------------------------------------

                               FIXED ASSET REPORT

FIXED ASSETS FAIR MARKET VALUE AT PETITION DATE:  N/A
                                                  -------------------
(Includes Property, Plant and Equipment)

BRIEF DESCRIPTION (First Report Only):  N/A
                                        -------------------

-------------------------------------------------------------------------------

FIXED ASSETS RECONCILIATION:

Fixed Asset Book Value at Beginning of Month                        0
                                                            -------------------
         LESS:  Depreciation Expense                                0
                                                            -------------------
         PLUS:  New Purchases                                       0
                                                            -------------------
Ending Monthly Balance                                              0
                                                            -------------------

BRIEF DESCRIPTION OF FIXED ASSETS PURCHASES OR DISPOSED OF DURING THE
REPORTING PERIOD:  N/A
                   ------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                                  ATTACHMENT 4

                      MONTHLY BANK ACCOUNT RECONCILIATION

Name of Debtor:                 US Plastic Lumber Corp       Case Number:
                           -----------------------------     04-33579 BKC-PGH

Reporting Period beginning    February 1, 2005   and ending  February 28, 2005
                             ------------------              ------------------

A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposits, money market accounts, stocks and bonds, etc.

NAME OF BANK:                                        BRANCH
                        ----------------------------        -------------------

ACCOUNT NAME:
                        -------------------------------------------------------

ACCOUNT NUMBER:
                        -------------------------------------------------------

PURPOSE OF ACCOUNT:
                        -------------------------------------------------------

     Beginning Balance                                     0
                                         --------------------------------------
     Total of Deposits Made                                0
                                         --------------------------------------
     Total Amount of Checks Written                        0
                                         --------------------------------------
     Service Charges                                       0
                                         --------------------------------------
     Closing Balance                                       0
                                         --------------------------------------

Number of First Check Written this Period  All wires in/out
                                           -----------------------------

Number of Last Check Written this Period
                                           -----------------------------

Total Number of Checks Written this Period
                                           -----------------------------

                              INVESTMENT ACCOUNTS

TYPE OF NEGOTIABLE
INSTRUMENT                 FACE VALUE        PURCHASE PRICE     DATE OF PURCHASE
-------------------        ----------        --------------     ----------------

                                  ATTACHMENT 5

                                 CHECK REGISTER

Name of Debtor:                 US Plastic Lumber Corp       Case Number:
                           ----------------------------      04-33579 BKC-PGH

Reporting Period beginning   February 1, 2005  and ending   February 28, 2005
                            ------------------            ---------------------

NAME OF BANK:                                         BRANCH
                        ----------------------------         ------------------

ACCOUNT NAME:
                        -------------------------------------------------------

ACCOUNT NUMBER:
                        -------------------------------------------------------

PURPOSE OF ACCOUNT:
                        -------------------------------------------------------

Account for All Check Numbers, Including Voided, Lost, Stopped Payment, Etc.

DATE        CHECK NUMBER            PAYEE          PURPOSE             AMOUNT
----        ------------            -----          -------             ------



NOT APPLICABLE

                                  ATTACHMENT 6

                               MONTHLY TAX REPORT

Name of Debtor:                 US Plastic Lumber Corp       Case Number:
                           -----------------------------     04-33579 BKC-PGH

Reporting Period beginning  February 1, 2005  and ending   February 28, 2005
                           ------------------             ---------------------

                          TAXES PAID DURING THE MONTH

Report all post-petition taxes paid directly or deposited into the tax account.

DATE             BANK                   DESCRIPTION                  AMOUNT
----             ----                    -----------                  ------

SEE ATTACHED


-------------------------------------------------------------------------------


                               TAXES OWED AND DUE

Report all unpaid post-petition taxes including Federal and State withholding FICA, State sales tax, property tax, unemployment tax, and State workmen's compensation. Date last return filed
                                         Period
----------------------------------------        -------------------------------

NAME OF               DATE
TAXING                PAYMENT
AUTHORITY             DUE                  DESCRIPTION            AMOUNT
---------             --------             -----------            ------

                                  ATTACHMENT 7

                    SUMMARY OF OFFICER OR OWNER COMPENSATION

                  SUMMARY OF PERSONNEL AND INSURANCE COVERAGE

Name of Debtor:                 US Plastic Lumber Corp       Case Number:
                           ----------------------------      04-33579 BKC-PGH

Reporting Period beginning  February 1, 2005  and ending   February 28, 2005
                           ------------------            ---------------------

Report all compensation received during the month. Do not include reimbursement for expenses incurred for which you have receipts.

Name of Officer or Owner       Title                  Amount Paid
------------------------------ ---------------------- ------------------------




------------------------------------------------------------------------------

PERSONNEL REPORT

                                                      Full Time       Part Time

Number of employees at beginning of period                                0
                                                      ---------       ---------
Number hired during the period                                            0
                                                      ---------       ---------
Number terminated during the period                                       0
                                                      ---------       ---------
Number of employees at end of period                                      0
                                                      ---------       ---------


------------------------------------------------------------------------------

                           CONFIRMATION OF INSURANCE

List all policies of insurance in effect, including but not limited to workers' compensation, liability, fire, theft, comprehensive, vehicle, health and life.

            AGENT &                                                   DATE
            PHONE                        COVERAGE      EXPIRATION     PREMIUM
CARRIER     NUMBER       POLICY NO.      TYPE          DATE           DUE
-------     ------       ----------      --------      ----------     --------



SEE ATTACHED

                                  ATTACHMENT 8

                SIGNIFICANT DEVELOPMENT DURING REPORTING PERIOD

Case No. 04-33579 BKC-PGH

NONE









































We anticipate filing a Plan of Reorganization and Disclosure Statement on or before ___________________________.

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF FLORIDA
                            WEST PALM BEACH DIVISION

IN RE:                                        CHAPTER 11

U.S. PLASTIC LUMBER CORP.;                    JOINTLY ADMINISTERED UNDER
U.S. PLASTIC LUMBER LTD., d/b/a               CASE NO. 04-33580-BKC-PGH
U.S. PLASTIC LUMBER, INC. =
WORLDWIDE; THE EAGLEBROOK
GROUP, INC.; U.S. PLASTIC LUMBER
FINANCE CORPORATION; and
U.S. PLASTIC LUMBER IP
CORPORATION,

             DEBTORS.________________ /

                  DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)

                                 FOR THE PERIOD

                   FROM FEBRUARY 1, 2005 TO FEBRUARY 28, 2005

Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

                                        STICHTER, RIEDEL, BLAIN & PROSSER, P.A.
                                        Counsel for Debtors
                                        Charles A. Postler (Fla. Bar #455318)
                                        110 East Madison Street, Suite 200
                                        Tampa, Florida 33602
                                        Phone: (813) 229-0144
                                        Fax:   (813) 229-1811

                                        And

                                        RICE PUGATCH ROBINSON & SCHILLER, P.A.
                                        Local Counsel for Debtors
                                        848 Brickell Avenue, Suite 1100
                                        Miami, Florida 33131
                                        Phone: (305) 379-3121
                                        Fax:   (305) 379-4119
Debtor's Address
and Telephone No.
2300 Glades Road                        By: /s/ Lisa M. Schiller
#440W                                       ------------------------------------
Boca Raton, FL 33431                        LISA M. SCHILLER
Phone: (561) 394-3511                       Florida Bar No. 984426

MONTHLY FINANCIAL REPORT FOR BUSINESS
FOR PERIOD BEGINNING FEBRUARY 1, 2005 AND ENDING FEBRUARY 28, 2005 Case No. 04-33580 U.S. Plastic Lumber Ltd..

                                                                Period
                                                               2/1-2/28           Cumulative
                                                             ------------        ------------
CASH ON HAND AT BEGINNING OF PERIOD                          $    197,064        $    626,860

RECEIPTS
Borrowings from DIP Loan                                               --             825,000
Collections of A/R                                                892,492           6,665,691
Other Receipts (incl Interco with Ltd.)                           162,343           2,667,717
                                                             ------------        ------------
TOTAL RECEIPTS                                                  1,054,835          10,158,407
                                                             ------------        ------------
TOTAL CASH AVAILABLE                                            1,251,899          10,785,267
                                                             ------------        ------------

US Trustee Quarterly Fees                                              --              28,750
Net Payroll                                                       221,591           2,294,663
Payroll Taxes Paid                                                 61,205             328,999
Sales and Use Taxes                                                    --                  --
Other Taxes                                                        22,088              22,088
Rent                                                               94,947             374,096
Other Leases                                                       12,018              33,756
Telephone                                                              --              56,294
Utilities                                                          37,052             770,827
Travel & Entertainment                                             22,930             104,468
Vehicle Expenses                                                       --                  --
Office Supplies                                                    11,921              52,154
Advertising                                                            --                 220
Insurance - Medical/Health                                         31,304             140,833
Insurance - General Liability/Property/D&O                        146,804             933,908
Purchases of Fixed Assets                                              --              57,134
Purchases of Inventory                                            184,208           2,151,358
Manufacturing Supplies                                             90,191             190,914
Payments to Professionals                                           9,203             137,209

Repairs & Maintenance                                              10,000             572,840
Payment to Secured Creditors                                           --              99,202
Bank Charges                                                          630              14,981
Other Operating Expenses (incl Interco with Ltd.)                  30,556           2,155,327
                                                             ------------        ------------
TOTAL CASH DISBURSEMENTS                                          986,648          10,520,017
                                                             ------------        ------------
ENDING CASH BALANCE                                          $    265,251        $    265,250
                                                             ------------        ------------

I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.

March 29, 2005                                       /s/ Steve Spitzer
                                                     ---------------------------

                                  ATTACHMENT 1

              MONTHLY ACCOUNTS RECEIVABLE AGING AND RECONCILIATION

Name of Debtor: US Plastic Lumber Ltd.  Case Number:
                                        04-33580 BKC-PGH

Reporting Period beginning February 1, 2005 and ending February 28, 2005

ACCOUNTS RECEIVABLE AT PETITION DATE: ______________________________

ACCOUNTS RECEIVABLE RECONCILIATION (Include all accounts receivable, pre-petition and post-petition, including charge card sales which have not been received):

Beginning of Month Balance                 1,233,849
                                           ---------
PLUS: Current Month New Billings             823,117
                                           ---------
LESS: Collection During the Month           (929,886)
                                           ---------
Disc/Allow                                   (25,640)
                                           ---------
End of Month Balance                       1,091,440
                                           ---------

AGING: (Show the total amount for each age group of accounts incurred since filing the petition)

0-30 Days     31-60 Days     61-90 Days     Over 90 Days     Total

ATTACHED

US PLASTIC LUMBER
ACCOUNTS RECEIVABLE SUMMARY
AS OF FEBRUARY 28, 2005

   PLANT                 TOTAL A/R     0-30 DAYS     31-44 DAYS     45-59 DAYS     60-89 DAYS     90+ DAYS
   -----                 ---------     ---------     ----------     ----------     ----------     --------
OCALA, FL                   88,129        73,002              0              0         15,127            0
CHICAGO, IL              1,003,311       637,277        143,991        106,441         61,803       53,799

                         ---------     ---------     ----------     ----------     ----------     --------
TOTAL                    1,091,440       710,280        143,991        106,441         76,930       53,799
PERCENT                                     65.1%          13.2%           9.8%           7.0%         4.9%

                                  ATTACHMENT 2

              MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT

Name of Debtor: US Plastic Lumber Ltd.  Case Number:
                                        04-33580 BKC-PGH

Reporting Period beginning February 1, 2005 and ending February 28, 2005

In the space below list all invoices or bills incurred and not paid since the filing of the petition. Do not include amounts owed prior to filing the petition.

  Date               Days
Incurred          Outstanding       Vendor       Description       Amount
--------          -----------       ------       -----------       ------

ATTACHED

ACCOUNTS PAYABLE RECONCILIATION (Post Petition Only):

Opening Balance (total from prior report)                696,544
                                                         -------
PLUS: New Indebtedness Incurred This Month               764,550
                                                         -------
LESS: Amount Paid on Prior Accounts Payable              998,160
                                                         -------
Ending Month Balance                                     462,934
                                                         -------

SECURED; List the status of Payments to Secured Creditors and Lessors (Post Petition Only)

                                          Number           Total
                                          of Post        Amount of
 Secured         Date                    Petition      Post Petition
Creditor/      Payment      Payment      Payments        Payments
 Lessor          Due        Amount        Vendor        Description
---------      -------      -------      --------      ------------

ATTACHED

US PLASTIC LUMBER
ACCOUNTS PAYABLE SUMMARY
AS OF FEBRUARY, 2005

   PLANT                 TOTAL A/R     0-30 DAYS     31-44 DAYS     45-59 DAYS     60-89 DAYS     90+ DAYS
   -----                 ---------     ---------     ----------     ----------     ----------     --------
OCALA, FL                   25,849       (16,812)           219          1,908         17,584       22,949
CHICAGO, IL                303,477       184,879         10,006        (11,606)         1,477      118,722
LTD                        133,608        28,743          4,626            925         14,148       85,167

                         ---------     ---------     ----------     ----------     ----------     --------
TOTAL                      462,934       196,810         14,851         (8,773)        33,209      226,837
PERCENT                                     42.5%           3.2%          -1.9%           7.2%        49.0%

                                  ATTACHMENT 3

                        INVENTORY AND FIXED ASSETS REPORT

Name of Debtor: US Plastic Lumber Ltd.   Case Number:
                                         04-33580 BKC-PGH

Reporting Period beginning February 1, 2005 and ending February 28, 2005

                                INVENTORY REPORT

INVENTORY BALANCE PETITION DATE: _________________________________________

INVENTORY RECONCILIATION:

Inventory Balance at Beginning of Month              1,307,631
                                                    ----------
Inventory Purchased During Month (+Mrer)             1,498,052
                                                    ----------
Inventory Used or Sold                              (1,718,120)
                                                    ----------
Inventory on Hand at End of Month                    1,087,563
                                                    ----------

METHOD OF COSTING INVENTORY: _____________________________________________

                               FIXED ASSET REPORT

FIXED ASSETS FAIR MARKET VALUE AT PETITION DATE: Undetermined
(Includes Property, Plant and Equipment)

BRIEF DESCRIPTION (First Report Only): N/A

FIXED ASSETS RECONCILIATION:

Fixed Asset Book Value at Beginning of Month             44,049,889
                                                         ----------
     LESS: Depreciation Expense                            (269,969)
                                                         ----------
     PLUS: New Purchases                                          0
                                                         ----------
Ending Monthly Balance                                   43,779,920
                                                         ----------

BRIEF DESCRIPTION OF FIXED ASSETS PURCHASES OR DISPOSED OF DURING THE REPORTING PERIOD: Tool/die for extruder

                                  ATTACHMENT 4

                       MONTHLY BANK ACCOUNT RECONCILIATION

Name of Debtor: US Plastic Lumber Ltd.  Case Number:
                                        04-33580 BKC-PGH

Reporting Period beginning February 1, 2005 and ending February 28, 2005

A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposits, money market accounts, stocks and bonds, etc.

NAME OF BANK: Wachovia Bank     BRANCH _________________________________________

ACCOUNT NAME: US Plastic Lumber Ltd.

ACCOUNT NUMBER: xxxx

PURPOSE OF ACCOUNT: ____________________________________________________________

Beginning Balance                                      238,794
                                                    ----------
Total of Deposits Made                                 983,442
                                                    ----------
Total Amount of Checks Written                      (1,033,894)
                                                    ----------
Service Charges                                        (26,821)
                                                    ----------
Closing Balance                                        161,520
                                                    ----------

Number of First Check Written this Period N/A

Number of Last Check Written this Period N/A

Total Number of Checks Written this Period 0

                               INVESTMENT ACCOUNTS

Type of Negotiable

Instrument          Face Value          Purchase Price          Date of Purchase
----------          ----------          --------------          ----------------

                                  ATTACHMENT 4

                       MONTHLY BANK ACCOUNT RECONCILIATION

Name of Debtor: US Plastic Lumber Ltd.  Case Number:
                                        04-33580 BKC-PGH

Reporting Period beginning February 1, 2005 and ending February 28, 2005

A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposits, money market accounts, stocks and bonds, etc.

NAME OF BANK: City National Bank   BRANCH ______________________________________

ACCOUNT NAME: American Pacific Financial Corp Trust Account

ACCOUNT NUMBER: xxxx

PURPOSE OF ACCOUNT: ____________________________________________________________

Beginning Balance                                      24,458
                                                    ---------
Total of Deposits Made                              1,033,894
                                                    ---------
Total Amount of Checks Written                       (950,000)
                                                    ---------
Service Charges                                          (630)
                                                    ---------
Closing Balance                                       107,723
                                                    ---------

Number of First Check Written this Period N/A

Number of Last Check Written this Period N/A

Total Number of Checks Written this Period 0

                               INVESTMENT ACCOUNTS

Type of Negotiable

Instrument          Face Value          Purchase Price          Date of Purchase
----------          ----------          --------------          ----------------

                                  ATTACHMENT 4

                       MONTHLY BANK ACCOUNT RECONCILIATION

Name of Debtor: US Plastic Lumber Ltd.  Case Number:
                                        04-33580 BKC-PGH

Reporting Period beginning February 1, 2005 and ending February 28, 2005

A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposits, money market accounts, stocks and bonds, etc.

NAME OF BANK: Wachovia Bank  BRANCH ____________________________________________

ACCOUNT NAME: US Plastic Lumber Ltd - Payroll

ACCOUNT NUMBER: xxxx

PURPOSE OF ACCOUNT: Payroll-Ltd

Beginning Balance                                     23,441
                                                    --------
Total of Deposits Made                               176,208
                                                    --------
Total Amount of Checks Written                      (155,583)
                                                    --------
Service Charges                                       (2,483)
                                                    --------
Closing Balance                                       41,583
                                                    --------

Number of First Check Written this Period 41,421

Number of Last Check Written this Period 41,669

Total Number of Checks Written this Period 248

                               INVESTMENT ACCOUNTS

Type of Negotiable

Instrument          Face Value          Purchase Price          Date of Purchase
----------          ----------          --------------          ----------------

                                  ATTACHMENT 4

                       MONTHLY BANK ACCOUNT RECONCILIATION

Name of Debtor: US Plastic Lumber Ltd.  Case Number:
                                        04-33580 BKC-PGH

Reporting Period beginning February 1, 2005 and ending February 28, 2005

A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposits, money market accounts, stocks and bonds, etc.

NAME OF BANK: Wachovia Bank    BRANCH __________________________________________

ACCOUNT NAME: US Plastic Lumber Ltd - Main Concentration

ACCOUNT NUMBER: xxxx

PURPOSE OF ACCOUNT: Operating

Beginning Balance                                     131,621
                                                    ---------
Total of Deposits Made                                950,000
                                                    ---------
Total Amount of Checks Written                      1,043,709
                                                    ---------
Service Charges                                             0
                                                    ---------
Closing Balance                                        37,912
                                                    ---------

Number of First Check Written this Period 115245

Number of Last Check Written this Period 115351

Total Number of Checks Written this Period 107

                               INVESTMENT ACCOUNTS

Type of Negotiable

Instrument          Face Value          Purchase Price          Date of Purchase
----------          ----------          --------------          ----------------

                                  ATTACHMENT 5

                                 CHECK REGISTER

Name of Debtor: US Plastic Lumber Ltd.  Case Number:
                                        04-33580 BKC-PGH

Reporting Period beginning February 1, 2005 and ending February 28, 2005

NAME OF BANK: Wachovia         BRANCH __________________________________________

ACCOUNT NAME: US Plastic Lumber LTD

ACCOUNT NUMBER: xxxx

PURPOSE OF ACCOUNT: Operating

Account for All Check Numbers, Including Voided, Lost, Stopped Payment, Etc.

Date       Check Number       Payee       Purpose       Amount
----       ------------       -----       -------       ------

SEE ATTACHED

                                  ATTACHMENT 6

                               MONTHLY TAX REPORT

Name of Debtor: US Plastic Lumber Ltd.  Case Number:
                                        04-33580 BKC-PGH

Reporting Period beginning February 1, 2005 and ending February 28, 2005

                           TAXES PAID DURING THE MONTH

Report all post-petition taxes paid directly or deposited into the tax account.

Date          Bank          Description          Amount
----          ----          -----------          ------

SEE ATTACHED

                               TAXES OWED AND DUE

Report all unpaid post-petition taxes including Federal and State withholding FICA, State sales tax, property tax, unemployment tax, and State workmen's compensation. Date last return filed ___________________________ Period
___________________________

 Name of          Date
 Taxing          Payment
Authority          Due         Description       Amount
---------        -------       -----------       --------

ATTACHMENT 6 MONTHLY TAX REPORT
US PLASTIC LUMBER LTD - 04-33580

Payroll Taxes Paid
ADP                     5-Feb    $  7,957.19
ADP                    12-Feb    $ 21,341.09
ADP                    19-Feb    $  8,543.58
ADP                    26-Feb    $ 22,716.10
                                 $        --
                                 -----------
             Total               $ 60,557.96

                                  ATTACHMENT 7

                    SUMMARY OF OFFICER OR OWNER COMPENSATION

                   SUMMARY OF PERSONNEL AND INSURANCE COVERAGE

Name of Debtor: US Plastic Lumber Ltd.  Case Number:
                                        04-33580 BKC-PGH

Reporting Period beginning February 1, 2005 and ending February 28, 2005

Report all compensation received during the month. Do not include reimbursement for expenses incurred for which you have receipts.

Name of Officer or Owner          Title           Amount Paid
------------------------          -----           -----------

PERSONNEL REPORT

                                                     Full Time       Part Time
Number of employees at beginning of period              92               0
                                                     ---------       ---------
Number hired during the period                           6               0
                                                     ---------       ---------
Number terminated during the period                     10               0
                                                     ---------       ---------
Number of employees at end of period                    88               0
                                                     ---------       ---------

                            CONFIRMATION OF INSURANCE

List all policies of insurance in effect, including but not limited to workers' compensation, liability, fire, theft, comprehensive, vehicle, health and life.

            Agent &                                                 Date
             Phone                     Coverage     Expiration     Premium
Carrier     Number      Policy No.       Type          Date          Due
-------     -------     ----------     --------     ----------     -------

SEE ATTACHED

                                  ATTACHMENT 8

                 SIGNIFICANT DEVELOPMENT DURING REPORTING PERIOD

Case No. 04-33580 BKC-PGH

NONE

We anticipate filing a Plan of Reorganization and Disclosure Statement on or before ___________________________.